2017 Shareholders' Meeting

April 27, 2017

Financial Highlights

- Earnings of $13.2 million, a 38.2% increase from $9.6 million in the prior year
  - 2016 core earnings of $11.7 million
- Diluted EPS of $1.38 vs. $1.02 in 2015, a 35.3% increase
  - 2016 core diluted EPS of $1.23
- Total Loans – 9.5% increase
  - 9.4% increase in commercial loans
  - 9.3% increase in mortgage loans
  - 18.8% increase in consumer loans
- Total Deposits – 5.7% increase
  - 16.6% increase in noninterest-bearing deposits

Unity's Accomplishments in 2016

- Raised $15 million in common stock through an at the market (ATM) structure in Q4 at a weighted average share price of $14.04
- Named one of the Best Places to work in NJ in the small/medium category from NJ BIZ
- Opened two new retail locations in Somerville and Emerson, NJ
- Celebrated our 25th Anniversary and rang the Bell at Nasdaq
- Increased Unity's PA presence by hiring 3 seasoned experienced lenders in the Lehigh Valley

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Mortgage Division – 15% growth rate
- SBA Division – Increase 7A Volume no less than $40 million
- Growth in core deposits of at least 5%
- Growth of branch network
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group
- Earnings growth of 10% per year

Bank Franchise


Northampton
Warren
Hunterdon
Somerset
Union
Middlesex
Bergen

Unity Branch Locations

1	Forks Township, PA	10	Highland Park, NJ
2	Phillipsburg, NJ	11	Edison, NJ
3	Washington, NJ	12	South Plainfield, NJ
4	Clinton, NJ	13	Scotch Plains, NJ
5	Flemington, NJ	14	Union, NJ
6	Whitehouse, NJ	15	Linden, NJ
7	Somerset, NJ	16	Somerville, NJ
8	North Plainfield, NJ	17	Emerson, NJ
9	Middlesex, NJ		

Recent Events

- Emerson branch opened in October


UNITY BANK

- Somerville branch opened in November


UNITY BANK

Recent Financial Performance

Key Bank Ratios

For the year ended December 31, 2016		
	Unity Bancorp	Public Banks $500 million - $1.5 billion
Return on average assets	1.17%	0.83%
Return on average equity	15.37%	8.12%
Net interest margin	3.58%	3.59%
Efficiency ratio	56.51%	68.84%

Key Bank Ratios

Unity Bancorp	As of 3/31/2017	As of 12/31/2016	Core* as of 12/31/2016
Return on average assets	1.07%	1.17%	1.04%
Return on average equity	12.02%	15.37%	13.65%
Net interest margin	3.70%	3.58%	3.58%
Efficiency ratio	59.08%	56.51%	59.26%

* Excludes gain on repurchase of subordinated debentures

Summary Balance Sheet

(dollars in millions)

	2016	2015	2014
Assets	$ 1,190	$ 1,085	$ 1,009
Total Loans	973	889	762
Deposits	946	894	794
Total Equity	106	78	70

- Raised $14.4 million and $6.1 million additional capital as a result of the completions of the common stock rights offerings in 2016 and 2014, respectively.

Loan Mix

(dollars in millions)



$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$0.00
$587
$46
$107
$132
$302
$679
$46
$87
$182
$364
$762
$59
$80
$221
$402
$889
$77
$82
$265
$465
$973
$91
$84
$289
$509
2012
2013
2014
2015
2016
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth – Purchases vs. Refinances



$220.00
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$135.2
$111.5
$23.7
$153.4
$88.1
$65.3
$129.7
$39.4
$90.3
$180.8
$69.1
$111.7
$192.2
$75.5
$116.7
2012
2013
2014
2015
2016
Purchases
Refinances

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth – Conforming vs Non-Conforming Loans


$220.00
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$135.2
$26.6
$108.6
$153.4
$84.3
$69.1
$129.7
$87.3
$42.4
$180.8
$110.2
$70.6
$192.2
$100.0
$92.2
2012
2013
2014
2015
2016
Conforming
Non-Conforming

Asset Quality Continues to Improve



Nonperforming Assets to Total Assets
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.35%
1.73%
1.24%
0.82%
0.70%
2012
2013
2014
2015
2016

5 Year Deposit Trend

(dollars in millions)



$1,000.00
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$0.00
$649
$114
$125
$410
$739
$136
$206
$397
$794
$153
$212
$429
$894
$185
$277
$432
$946
$216
$221
$509
2012
2013
2014
2015
2016
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2016		2015	
Net Interest Income	$ 38.2		$ 34.0	
Provision for Loan Losses	1.2		0.5	
Noninterest Income	11.1	*	7.8	
Noninterest Expense	27.6		26.9	
Provision for Income Taxes	7.3		4.8	
Net Income	$ 13.2		$ 9.6	
Diluted Earnings Per Share	$ 1.38		$ 1.02	
Return on Average Assets	1.17	%	0.96	%
Return on Average Equity	15.37		12.92	
Net Interest Margin	3.58		3.63	
Excluding Extraordinary Item - Gain on subordinated debentures (Non-GAAP)				
Diluted Earnings Per Share	$ 1.23		$ 1.02	
Return on Average Assets	1.04	%	0.96	%
Return on Average Equity	13.65		12.92	

* Includes a nonrecurring gain on repurchase of subordinated debentures.

All share information has been adjusted for the 10% stock dividend paid September 30, 2016.

Net Interest Income & Net Interest Margin

(dollars in millions)



Index Value
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.62%
3.53%
3.53%
3.63%
3.58%
$27.4
$27.4
$30.1
$34.0
$38.2
2012
2013
2014
2015
2016
Net Interest Income
Net Interest Margin

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



19.5%
18.3%
17.0%
18.5%
17.0%
$6.8
$6.2
$6.2
$7.7
$8.4
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Index Value
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
2012
2013
2014
2015
2016*
Noninterest Income
Noninterest Income/Revenue

* Non-GAAP - 2016 data excludes an extraordinary gain on repurchase of subordinated debentures.

On a GAAP basis, YTD 2016 noninterest income (excluding gains on securities) was $10.6 million and noninterest income to revenue ratio was 21.6%

Noninterest Income

(dollars in thousands)

	2016	2015
Branch fee income	$ 1,269	$ 1,520
Service and loan fee income	2,030	1,996
Gain on sale of SBA loans held for sale, net	2,099	1,204
Gain on sale of mortgage loans, net	1,610	1,674
BOLI income	378	380
Net security gains	424	28
Net gain on repurchase of subordinated debt	2,264	—
Other income	986	927
Total noninterest income	$ 11,060	$ 7,729

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$30.00
$25.00
$20.00
2.50%
1.50%
0.50%
3.02%
2.88%
2.69%
2.7%
2.44%
$24.3
$24.0
$24.7
$26.9
$27.6
2012
2013
2014
2015
2016
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2016	2015
Compensation and benefits	$ 14,952	$ 14,295
Occupancy	2,360	2,515
Processing and communications	2,445	2,461
Furniture and equipment	1,700	1,643
Professional services	976	942
Loan costs and OREO expenses	989	1,141
Deposit insurance	713	669
Advertising	1,095	1,030
Director fees	559	437
Other expenses	1,842	1,719
Total noninterest expense	$ 27,631	$ 26,852

Profitability Progression



Diluted Earnings per Share
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.31
$0.48
$0.74
$1.02
$1.38
$0.15
$1.23
2012
2013
2014
2015
2016
Effect of nonrecurring gain on repurchase of subordinated debenture

All share information has been adjusted for the 10% stock dividend paid September 30, 2016.

Tangible Book Value Per Share



$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$6.74
$6.68
$7.44
$8.29
$10.00
$0.40
$9.60
2012
2013
2014
2015
2016

Capital raise of $15 million at a weighted average price per share of $14.04; net increase of $14.4 million after expenses

All share information has been adjusted for the 10% stock dividend paid September 30, 2016
Note: 2013 reflects redemption of TARP preferred stock and the associated warrant.

Market Price


$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$5.67
$6.96
$8.57
$11.34
$15.70
2012
2013
2014
2015
2016

All share information has been adjusted for the 10% stock dividend paid September 30, 2016.

Cash Dividends



$0.20
$0.15
$0.10
$0.05
$0.00
$—
$0.03
$0.09
$0.13
$0.18
2012
2013
2014
2015
2016

Capital Ratios

Unity Bancorp, Inc.
FDIC-Insured Commercial Banks



Total Risk-Based Capital
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2012
2013
2014
2015
2016



Leverage
12.00%
10.00%
8.00%
6.00%
4.00%
2012
2013
2014
2015
2016



Tier 1 Risk-Based Capital
16.00%
12.00%
8.00%
4.00%
2012
2013
2014
2015
2016

Note: 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL